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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-57404, 333-22017, 33-21374, 33-37791,
33-81780, and 33-81782) of Cambrex Corporation of our report dated June 24, 2002 relating to the financial statements and supplemental schedule of Cambrex Corporation Savings Plan, which appear in this Form 11-K.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Florham Park, New Jersey
June 24, 2002